Exhibit 10.24

lfl1J 0 1t% - 1 J ) : NANYANG BIOLOGICS PTE. L TD., (UEN: 202116184H), ttJfil “ f u “ J[ : 1 0 Anson Road #25 - 06 International Plaza Singapore 079903 C r f j j H/J \ "0E J ") Z1J 1 Oli:% - mW ; 1 J ) : 9Z information T echnology Limited , 1 .i:Jfil - 57'.7: 1816439 1 1 Jfil “ fu “ J!:: Coastal Buildin g , Wickham's Cay I I , P .O. Box 2221, Road Tow n , Tortol a , British Virgin Islands ( " 9 Z ") 1 Z1J 2 Oli:% - mW ; 1 J ) : CHEN TED KWAN, ( NRIC S8436020A) ( " *?t'.i." ) o 1. Z,1J7j : \ i , fj † 2024 4 3 J=J 1 E U @ , n lfl1J 1 1 1 f Ej[ i , ifJ J=j 2js: rlJ “ m 93 - , 93 - r * J ?f:t:'E1,:J% 1 B /G - T : 2000 75 & 7 t 1 1 1 l n † t .iF B<J .liif ;! ' J t 3 tiF , 0EJ _ m J £1. ti;J 1 Jt 1 t , * 1£ : t J<:* i IE JJJ ? JT _t m t fl c 'El, M i n x 03f btff " IPO"BJGim r l - 1=J t _t r)J ) $r_m o † s<J y5( !J!tJ 0 EJ ( SPAC ) J]fu paj i J # 2. lfl1J mt - 1.J£ 93 -- aJ * 3 t N s xt 1 fr n 1 ) r ,m 600 75 7t : BJG 2 ) 1£ 1fl 1J 1iiff 5E IPO BJG J=j SPAC pa j iJ # iV J 1 i 5 U † , rt=lJ Z , jj , , b t ff 1fr 1 1l 600 75 7t s<J lfl 1 J 0 EJ x f o \ Jt 9=t z 7r 1 m t JH Jt 9=t 15% 1fr 1 11. ? JT x t m s<J x 1 7 } , z 1J 2 m q Jt i:p 25% 1fr 1 11. ? JT x t m s<J 2 f o \ frI J £ x 1 7 H JE fl \ n 93 - 1 7L 3. 1J . m93 - xt • 0EJ mx t m s<J • fr J - u . riP r - t i t : 03f _t - m m n 1 ) lfl1J - 1. m s<J bt ff 1 fr* ; BJG 2 ) Jt 1 m 1J RJ RJ s<J * c 7G * - T 0EJ • - M ff l mx t m s<J • ) 4. 1J 5E : Z1J 1 M MW 93 - ffi1£ 1fl 1J• _t m c ) /G 5 E ' A ; z 1J 2 ,r , r f M 93 - 2 1 7 } 1 * - m : 1 m : :i m t=I H J \ l JJ1Ll i i _ l ' J ll i 5E ;l ' A t o

1.1. )G m 2 i B.J : mc01 † J )G m JllirL 1 1 J Ji, 3f I J J3., m:t Jt $ - J£1il2Z - K f t A 1ft 1 i 1 £1t ti 1 £1 m i 5<. o I. 2 . 'Bi * m t m EJ N 'B i 1tr * % : 51 # i3 - m 1n 1 tJ N 'B i 1tr , % 1} 0 : L & { { - 1' : A: i1 1 1 Mf!lU 1 t N'5f 1t r tt1r - M * 4Ei 1 † , J &'.1'1Jt 1 4: _ † JR N'&i1tr ¥tJ:®f d 5 Uz t 1 ?5¥l x*X19:'8i C PIPE ) &J † '&i i3 - 1 t l H L 1. 4 . m; * JL tf r I % : 1 £ 1 m;*JL@ Xi1f m:! : m f!571o , t tf 1 £J 0 m . t 1 ?0' † J £ # Ei 1.5. i : b 1 E } l J 0' † '.J pt r } J J: . m7'J I 1 1= † ;f;F ' † f 5 1 S /G - T1r - ?:3 tO 51 Jttt † m { † . j9:'5f A; m m m : 0' † '.J m * m # . Xi0' † '.J - g. m kfil7r 0' † '.J # m ili m MJtt1T % . J:.m * ; t t # * * o ffi m = % 2 . l . * 111 , 5 i <. %f t A † 2024 $ 3 J=J 1 B ® • · 1f 5 ' J : lf t A7'J n$, tlP JJ i:l %f t A o 4. I.¥ k / ll:km "J lt : 1f 1P J - 1f 1¥1'E £ : k m r 'J , 'B:t /G:t 1 , Wz - Vi:: ?£ J JorfiJ . # m tJ ll:o Riff %. 7r1f m$ 3 o B ili OO rr:® i3 - r I*H Jlf t A : * :fJl f t A r*J * Y iE 8 ":1 , tiJ - 1 5 ' <. † :® o tt z B 4.J j r r m nxf7t * U3 r I: 111, % xf7J - , rr 5 i J : l a $ Bi G PX: Ua s "J %nx 1 7t , mua z:i1f ? JT1f : XJltf ) j1f OO ":l k 5 . 83 Et3 7r3G1 45l @J #ff:t o - g 1 † , ,, * tf r J J %: fi:: 791 il , , x * ¥ 19:®11* 1!t oo P , & s 1 1 l2'10 ' † '.J I.3 . x* r - 1Ux * i3 - f iJF * o i:JJ, iJid J!t RI Aff1 , '$''fJ!t , ii J , 2 . l.Zi1f @1 ¥/& J IA - t † @'&i EJ † ; t ; F E] tf * o ff % x%. 1iftl { U %PX:5F': F f i3 - Et3 tJ

m1 1 1k lfl :1J rPJ M 2 ) 3 li * xtffr JR17t!Bli rPi G:1 J x 1 1 600 n:JG s "J m t %:xt 1 Ji - , x1 1 1J:r t PJ /lg 1 ) r xN; - T G1J 600 n 7G:xt$ITT 0aJ R9:f o ' C J:l 1 * R9:g& lfl1J _t m1Jtr - 1 J ITT , 8 , JR g&tt• ) , jg G1 J m * i5l r $ % ITT - f i 1G • xtffr o s . i. 1 J 1 f i fl i ,A , 9o I i x 1 1 fl - 1 tr • l1X 0 aJ n x 1fl - , !l! u ? JT x 1 m ITT .If! . n x n x 1fl - m jg 1 ) lfl 1f t m M " - u . l'lP r - $B07f tm '&J ITT bt ff 1Ji - ; M 2 ) 1 m x J1J;Jt rPJ rPJ ITT 1 fl C /F 1 1 £ - =f 0 aJ Ji J † $B '&i 1 ti 1 fil xt $ ITT .!f! . R9:R9: 1 fl - ) o 2. R9 : 1 7t btff : Y3Jifl:9 EI B JJ t mt J † , lfl 1J@1: E ilfl;l ! A pg 1 G mft % R9: 1 7t ITT bt ff ; * ! B Ji # ITT JRffi , lfl 1J * i5l o 3. l f .Di ; l A t 3'.C tiF ( Q _t m p)G J }J ) : G1J 1 ? ff t - f R % ft9:f o ': lfl 1J t m s ·:f l&.11 . I f .Di ! t JL G1J 2 J l ff t - f f t %Rx 1 7t : Jl i lE3t m:i : mimffl ITT l f .Di ; l A t Jl \ WU. xJ 1J J5 00 "J B"J r o ml \ 1k 1 * :x . * 6.1 . ] J $x t fr ilfF r:p o IB * !&' :X.% , * B "J fJ' . 1 !&' ' * 07f f L " t t #g&t@ , i 93 - { † , , j \ 1J OO rPJ a , :f m rPi ff W - 1J R ; * * :X.%1:£ * w . JJ:J † t - f )( : o 7.1 lfl 1J *3£ { * i iE c 1 ) lfl1J 1 : & ¥t i&Jl.# )( :1¥ . Jl l1iff * im' W .ITT ilrt r J . o c 2 ) m x f o ' Ef1 'ft 1 'J B ll i ff l*J i m i R *l E Pf , 1 :{f ilt t mt “ m t . 1 f Ej 0 * * 1£ 1 J \ \ !E o 7 .2 Z,1J * j£ { * i iE o ) z,1J 1 1 : & rti& Jl.ft f t )1i ff * i m 1 i 5l 0 Y:r¥ , z,1J 2 Jl iG:i: ¥ff jg 7J , :t )J r x , 1 1 U t=R %ff jg t - 1il i iE3t , '& £ )J %IT T = C 2 ) G1 J Jl 1 R:1 * im, i5l J .W r R o W & A A M, l*J• ffi

8 .1 - 7 J :GI &:21s : W · i S o m 4 E d £ ' 1 HiL x If † - ' Z=I ft m :: k ti ' t 51 : a /G H T l'J , M , , • m ff ITT , @ :7Jffiffl GM :ffi :ffi %. { ff o :7J fL :V i 1 f fl j lj 9.1 - 7JZ=It£Wz - i!F , m::k tt J † * ' t i 1 f ' f! R 1 tiJ ' t i m 1 ff o t 51: R /G 3 1 T 7'J ) ' r , ff 1 PJ - :7 J /G 1 1 ,m r BJ t: : t ffl , 9 .2 7J it m 1 ff m c 1 * W x!fJ - :ffi /,j , m 1 1 : L W z i t , m:: k tt , t 51:a 7G 3 1 T 7'1 ) ' r ) , ff B 90 !fJ - xf o \ , 0 ft m t 3 3 1 fl 1 i7'1 - 1 J , i t B - o :7 J s:t7' 1 = , , Y : !l& x 1 o . 1 z , 7 J @ R e - EJ3 7J 00 1 ffi' . E ff 1 PJ - aJ J ? J o ft] !fJ - 1 ! R "Jr , · r 1 ITT 5 f iJ <rr , 1. † . /G 10 . 2 :7J@im.t l 1 1 L J $ ¥ w , 7'J $ ¥ m m!fJ - , fflff $t t 0 • • 0 , A ff! † !JM , 9 † - m i JWJ :7 J J:t :5;f ' · :ElirF ; * EJ3:7J I• If † - 0 oo a , z,:7Ja w M /G m7'1 EJ3:7J B * ¥ m m 1 1 . 1 5G i !1J · ) i ( 1 i . 2 t Y.5f iJ x!fJ - H i l * 7J 00 a , ff 1 PJ - 7 J /G 1 $ i l : :21s : 1 0 · W rm t Y.5f iJ x If † - : EJ3 7J ft , :5J - - JI,, M ili % tt il ITT , - a:f tE 8 1Tim x!fJ - J † * 1 T o 1 1 .3 ¥ ! ffl :Ljs: - J,)( U , $i )( { ;k: , a H , Mff R$Wm . ffl $A m# t J L “ 1 1 1J i$ 1 R d ft , WH l }J ; :GI /,j 7J m :tf $ rm , 8 .2 /,j 7 J @R B i im o :GI /,j 7J o 3 ffi OO a . H / G m il:7 J M .1B:i : ::k M:7J p J : G 00 /,j J£ ; r=i ? J T 1 1 t i 1 1 · i >l , If X 1 !fJ - 1 1 0 JismG ITT 5G 7 J ffJt :21s: {J \ :21s : m · i > l ;f mz 5 i J : i : 0 * J † o o m :rt* 77 r :7t m*ffl m · i > l 1 , *

ff I E !i : lZ ¥ * 1 f o 5 IE l * 111 , i S<. 5 1 iE9 B" J * i S<. , x :nm † 7' c 15Z t W H a j il l 1 ic : 111 , ]f, } /G PX; B"J , ff f PJ - : n :! : ) ] :f F t x rl:iJ m ! F frr J; r:p ,L,, $ m frr W ; 0 11.4 Jt*l=:J'.£.:1: * - ffi, 7J ffi, Z 7J ffi, A1F W h , # 7J * jfiz 8 iEQ'.i.:t: o 11 . 5 :i ! :i t l=:j :@. Q x;z : n B" J :® Q , E!i f tj: :1: ) ] m tJ. - = i=r n o * : ® tt - 1¥ - Jd i :i!, · r R m rn \ G i: g - =r f!I f tj : :i ! :it * } i)( † g [ $_X; E ) j B" J “ - t J . 1 1:: I fll $ " † , :i ! :it 8 Ll 4 8 Mlt:i!J † % - 1 ' I fF 8 nffL

NANYANG BIOLOGICS PTE. L TD. 6 i 1 S : Ong T oon Wah I {R :% - : † I m fj:l,ff ' † El : ) ! : 2024 iF 3 J=j 1 El 9Z Information T echnology Limited Title: :1:$ El ' : 2024 iF 3 J=j 1 El CHEN TED KWAN tt 1 S : Chen Ted Kwan El : ) ! : 2024 iF 3 J=j 1 El

:tf E - T 2024 :tf:: 3 Fl 1 B W i tvJ• t Sl. o NANYANG BIOLOGICS PTE. LTD. 6 tt : Ong Toon Wah lf R * : 1 † m'tJ . \ 1 f ' † El AA: 2024 1¥ 3 f:I 1 F - 1 9Z Information Technology Limited i : Title: - El AA : 2024 1¥ 3 J 1 F - 1 CHEN TED K W AN 1 1; : Chen Ted Kwan El AA: 2024 1¥ 3 f:I 1 F - 1